UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 7, 2013

Biolase, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Cromwell, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-361-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 7, 2013, Biolase, Inc. (the "Company") issued a press release announcing its financial results for the first quarter ended March 31, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On May 7, 2013, the Company issued press releases announcing the amendment of its credit facility agreements with Comerica Bank, the consummation of an affiliation agreement with Sun Dental Laboratories, LLC, and the U.S. Patent and Trademark's rejection of all patent claims in the reexamination of the patent related to an infringement lawsuit brought by CAO Group, Inc. against the Company.

Copies of the Company's press releases are filed as Exhibits 99.2, 99.3, and 99.4 to this Current Report on Form 8-K, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

99.1 Press Release of Biolase, Inc., dated May 7, 2013.
99.2 Press Release of Biolase, Inc., dated May 7, 2013.
99.3 Press Release of Biolase, Inc., dated May 7, 2013.
99.4 Press Release of Biolase, Inc., dated May 7, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase, Inc.

May 7, 2013	By:	Federico Pignatelli

Name: Federico Pignatelli
Title: Chairman and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated May 7, 2013, of Biolase, Inc.
99.2	Press Release, dated May 7, 2013, of Biolase, Inc.
99.3	Press Release, dated May 7, 2013, of Biolase, Inc.
99.4	Press Release, dated May 7, 2013, of Biolase, Inc.